Exhibit 10.1

Amendment #3
to
Convertible Promissory Note

This AMENDMENT (this “Amendment”) is entered into by and between Company and Holder (each as defined below), effective as of September 29, 2022 (the “Effective Date”), binding on the undersigned parties as of that date.

RECITALS

Odyssey Group Intl, Inc. (“Company”) and LGH Investments, LLC (“Holder”) entered into that certain Convertible Promissory Note (the “Note”) dated April 5, 2021 in the amount of $1,050,000.00 (the “Loan Amount”). Capitalized terms not otherwise defined have the meaning set forth in the Note.

Whereas, the parties have agreed to extend the maturity date of the Note subject to the conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.              Extension of Maturity Date. The Maturity Date of the Note is amended and extended to December 31, 2022.

2.              Increase in Note Principal. As partial consideration for extending the Maturity Date under the Note, the Company shall increase the principal amount due and owing under the Note by $115,000. Said increase shall be effective upon execution of this Amendment by all parties.

3.              Effectiveness; Conflict. Except as modified hereby, the Note and terms thereof shall remain in full force and effect. On and after the effectiveness of this Amendment, each reference in the Notes to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Note, as amended by this Amendment. To the extent the terms of this Amendment conflict with any provision of the Note or any of the documents referenced therein, then the provisions of this Amendment shall control.

4.               All Other Terms. All other terms and conditions of the Note remain unchanged and in full force and effect.

5.               Counterparts. This Amendment may be executed by facsimile transmission and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

COMPANY
ODYSSEY GROUP INTL, INC.

By:	/s/ /J. Michael Redmond
Chief Executive Officer

HOLDER
LGH INVESTMENTS, LLC

By:	/s/ Lucas G. Hoppel
Managing Member

[Signature Page to Amendment No 3. to the Convertible Promissory Note]